Exhibit 10.20b

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This First Amendment to Employment Agreement (“Amendment”), is dated as of this 1st day of October, 2005, by and between Alison Gregg Corcoran, whose address is 70 Morton Road, Milton, Massachusetts (“Executive”) and BJ’s Wholesale Club, Inc., a Delaware corporation, whose principal office is One Mercer Road, Natick, Massachusetts (the “Company”).

W I T N E S S E T H:

WHEREAS, the Company and the Executive are parties to that certain Employment Agreement dated August 31, 2004 (“Employment Agreement”);

WHEREAS, the Company and the Executive desire to amend certain provisions of the Employment Agreement hereby;

NOW, THEREFORE, in consideration of the mutual covenants and promises contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the Company and the Executive, intending to be legally bound, do hereby agree to amend the Employment Agreement as follows:

1.	Section 3.5(b) (1) of the Employment Agreement is hereby amended by deleting the reference to “twelve (12) months (the “Severance Period”)” and replacing it with “eighteen (18) months (the “Severance Period”).”

2.	Sections 4.1 and 4.2 of the Employment Agreement are hereby amended by deleting the references to “twelve (12) month(s)” and replacing them with “eighteen (18) month(s)”.

3.	This First Amendment shall be effective as of September 21, 2005.

4.	The Employment Agreement, as modified by this Amendment, sets forth the understanding of the parties hereto with respect to the subject matter hereof and all other terms and conditions of the Employment Agreement not modified or amended hereby shall remain and are in full force and effect.

* * * * * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

BJ’S WHOLESALE CLUB, INC.

Attest :	/s/ Kellye L. Walker	By:	/s/ Michael Wedge
Michael T. Wedge,
President and Chief Executive Officer

Executive:

Witness:	/s/ Frank Forward	/s/ Alison Gregg Corcoran
Alison Gregg Corcoran

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